                                                                    EXHIBIT 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below.
The principal business address of each of these Reporting Persons is 333 South
Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: Oaktree Capital Group Holdings GP, LLC
Date of Event Requiring Statement:  August 7, 2017

Issuer Name and Ticker or Trading Symbol:  First BanCorp. [FBP]

              OAKTREE PRINCIPAL FUND V (DELAWARE), L.P.

              By:  Oaktree Fund GP, LLC, its general partner
              By:  Oaktree Fund GP I, L.P., its managing member

              By:  /s/ Brian Price
                   ----------------------
                   Name:  Brian Price
                   Title: Authorized Signatory

              OAKTREE FF INVESTMENT FUND AIF (DELAWARE), L.P.

              By:  Oaktree Fund AIF Series, L.P. - Series I, its general partner
              By:  Oaktree Fund GP AIF, LLC, its general partner
              By:  Oaktree Fund GP III, L.P., its managing member

              By:  /s/ Brian Price
                   ----------------------
                   Name: Brian Price
                   Title: Authorized Signatory

              OAKTREE FUND AIF SERIES, L.P. - SERIES I

              By:  Oaktree Fund GP AIF, LLC, its general partner
              By:  Oaktree Fund GP III, L.P., its managing member

              By:  /s/ Brian Price
                   ----------------------
                   Name: Brian Price
                   Title: Authorized Signatory

              OAKTREE FUND GP AIF, LLC

              By:  Oaktree Fund GP III, L.P., its managing member

              By:  /s/ Brian Price
                   ----------------------
                   Name: Brian Price
                   Title: Authorized Signatory

              OAKTREE FUND GP III, L.P.

              By:  /s/ Brian Price
                   ----------------------
                   Name: Brian Price
                   Title: Authorized Signatory

              OAKTREE AIF INVESTMENTS, L.P.

              By:  Oaktree AIF Holdings, Inc., its general partner

              By:  /s/ Brian Price
                   ----------------------
                   Name: Brian Price
                   Title:  Vice President

              OAKTREE AIF HOLDINGS, INC.

              By:  /s/ Brian Price
                   ----------------------
                   Name: Brian Price
                   Title: Authorized Signatory

              OAKTREE CAPITAL MANAGEMENT, L.P.

              By:  /s/ Brian Price
                   ----------------------
                   Name: Brian Price
                   Title: Vice President

              OAKTREE HOLDINGS, INC.

              By:  /s/ Brian Price
                   ----------------------
                   Name: Brian Price
                   Title: Vice President